UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2018
______________

POOL CORPORATION
(Exact name of registrant as specified in its charter)

______________

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is being provided under Form 8-K Item 2.02 and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed "filed" under such acts.

On July 19, 2018, Pool Corporation, a Delaware corporation, issued a press release announcing second quarter 2018 results and updating fiscal 2018 earnings guidance.

A copy of the release is included herein as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On July 19, 2018, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release issued by Pool Corporation on July 19, 2018, announcing second quarter 2018 results and updating fiscal 2018 earnings guidance

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:    /s/ Mark W. Joslin
Mark W. Joslin
Senior Vice President and Chief Financial Officer

Dated: July 19, 2018